January 2, 2002

                               THE JAMESTOWN FUNDS
                    (SERIES OF WILLIAMSBURG INVESTMENT TRUST)

                  SUPPLEMENT TO PROSPECTUS DATED AUGUST 1, 2001

     The following should be read in conjunction with the section "How to Redeem Shares" beginning on page 26 of the Prospectus:

     The Jamestown International Equity Fund (the "International Fund") imposes a redemption fee on certain shareholder accounts equal to 2% of the dollar value of the shares redeemed, payable to the International Fund, on any redemption of shares within 90 days of the date of purchase. No redemption fee will be imposed to the extent that the value of the shares redeemed does not exceed the current value of shares purchased more than 90 days prior to redemption, plus the current value of shares acquired through reinvestment of dividends or capital gains distributions.

     Shares of the  International  Fund purchased  prior to December 1, 2001 are not subject to the redemption fee. In addition, the redemption fee is imposed only on certain shareholder accounts of the International Fund. The International Fund does not impose the fee on

o Accounts established by investment advisory clients of Lowe, Brockenbrough & Company, Inc., the International Fund's investment manager.

o Accounts established by investment advisory clients of any other investment adviser to funds within Williamsburg Investment Trust.

o    Accounts of qualified tax-deferred retirement plans subject to ERISA.

     In determining whether a redemption fee is applicable to a particular redemption, the calculation will be made in a manner that results in the lowest possible fee. It will be assumed that the redemption is made first from amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then, from amounts representing shares purchased more than 90 days prior to redemption; and finally, from amounts representing shares purchased within 90 days prior to the redemption. With respect to any shares which are redeemed within 90 days of the date of purchase (and thus are subject to the redemption fee), the redemption fee will not be assessed on the portion of such shares' net asset value representing an increase in value above the amount paid for such shares.


     The table of Shareholder Fees (fees paid directly from your investment) in the section "Fees and Expenses" on page 11 of the Prospectus is revised, WITH RESPECT TO THE INTERNATIONAL FUND ONLY, as follows:

SHAREHOLDER FEES (fees paid directly from your investment)
         Sales Charge (Load) Imposed on Purchases......................  None
         Contingent Deferred Sales Charge (Load).......................  None
         Sales Charge (Load) Imposed on Reinvested Dividends...........  None
         Redemption Fee (as a percentage of the amount redeemed).......    2%


     The following should be read in conjunction with the section "Management of the Funds" beginning on page 29 of the Prospectus:

     Henry C. Spalding, Jr., formerly co-portfolio manager of the Equity Fund and the portion of the Balanced Fund invested in equity securities, has retired from his position with the Advisor. Effective January 1, 2002, Mr. Spalding's previous duties with respect to the Funds have been assumed by Lawrence B. Whitlock, Jr., CFA. Mr. Whitlock has been a Managing Director of the Advisor since 1993.